UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 28, 2023 (April 25, 2023)

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code
____________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the United States Steel Corporation (the “Corporation”) was held on April 25, 2023. The following matters were acted upon:

1.    ELECTION OF DIRECTORS

Tracy A. Atkinson, Andrea J. Ayers, David B. Burritt, Alicia J. Davis, Terry L. Dunlap, John J. Engel, John V. Faraci, Murry S. Gerber, Jeh. C. Johnson, Paul A. Mascarenas, Michael H. McGarry, David S. Sutherland and Patricia A. Tracey were elected as directors, to serve an annual term expiring at the 2024 annual meeting of stockholders, by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tracy A. Atkinson	140,544,458	3,591,009	573,811	33,544,167
Andrea J. Ayers	141,464,873	2,771,078	473,327	33,544,167
David B. Burritt	140,662,500	3,313,871	732,907	33,544,167
Alicia J. Davis	141,384,120	2,672,191	652,967	33,544,167
Terry L. Dunlap	140,614,880	3,505,753	588,645	33,544,167
John J. Engel	139,287,540	4,913,800	507,938	33,544,167
John V. Faraci	140,280,466	3,927,077	501,735	33,544,167
Murry S. Gerber	140,136,559	3,963,418	609,301	33,544,167
Jeh C. Johnson	140,092,855	4,065,796	550,627	33,544,167
Paul A. Mascarenas	140,906,199	3,051,283	751,796	33,544,167
Michael H. McGarry	129,623,347	14,661,585	424,346	33,544,167
David S. Sutherland	139,513,872	4,688,953	506,453	33,544,167
Patricia A. Tracey	138,229,209	6,061,298	418,771	33,544,167

2.    ADVISORY VOTE ON EXECUTIVE COMPENSATION

The results of the non-binding advisory vote to approve the compensation of certain executive officers of the Corporation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,511,191	6,386,717	811,370	33,544,167

3.    ADVISORY VOTE ON FREQUENCY OF STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION

The results of the non-binding advisory vote to approve the frequency of the stockholder vote on compensation paid to certain executive officers of the Corporation were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
132,619,204	1,093,081	10,437,671	559,322	0

4.    RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation for 2023 was ratified by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
171,408,067	5,880,808	964,570	0

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Manpreet S. Grewal
Vice President, Controller & Chief Accounting Officer

Dated: April 28, 2023